Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Leveraged Long + Income AMD ETF (AMDU)

Defiance Leveraged Long + Income HIMS ETF (HIMY)

Defiance Leveraged Long + Income HOOD ETF (HOOI)

Defiance Leveraged Long + Income PLTR ETF (PLT)

Defiance Leveraged Long + Income SMCI ETF (SMCC)

(each a “Fund,” collectively, the “Funds”)

each listed on The Nasdaq Stock Market, LLC

Supplement dated January 16, 2026 to

the Prospectus and

Statement of Additional Information (“SAI”),

each dated August 17, 2025,

and each Summary Prospectus,

dated August 18, 2025

Tidal Investments LLC (“Tidal”), the Funds’ investment adviser, informed the Board of Trustees (the “Board”) of Tidal Trust II of its view that each Fund’s closure and liquidation would be in the best interests of each Fund and its shareholders. The Board determined, after considering the recommendation of Tidal, that it is in the best interests of each Fund and its shareholders to liquidate and terminate each Fund as described below.

In preparation for the liquidation, shares of each Fund will cease trading on The Nasdaq Stock Market, LLC (“Nasdaq”) and will be closed to purchase by investors as of the close of regular trading on Nasdaq on January 26, 2026 (the “Closing Date”). Each Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in a Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from January 26, 2026 through January 30, 2026 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for a Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. This process will result in each Fund increasing its cash holdings and, as a consequence, each Fund will no longer be pursuing its investment objective and principal investment strategies.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect all transactional costs associated with its liquidation. Once the distributions are complete, the Funds will terminate.

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For more information, please contact the Funds at (833) 333-9383.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.